Supplement dated December 23, 2022
to the Flexible Premium Variable Annuity
VAROOM and VAROOM II Prospectuses, each dated May 1, 2022,
Issued by National Integrity Life Insurance Company
through its Separate Account I

This supplement revises the VAROOM Prospectuses identified above and should be read in conjunction with those Prospectuses. Effective January 1, 2023 the fourth paragraph of Part 5 - Terms of Your Variable Annuity, Maturity Date and Annuity Option, in the VAROOM Prospectus and the VAROOM II Prospectus is hereby replaced with the following:

We will also use the Account Value less any premium tax to determine your annuity payments if you select a nonguaranteed Annuity Option with either (i) life contingencies, or (ii) a period certain that provides for fixed payments over ten or more years. If you select any other nonguaranteed Annuity Option, the amount applied to determine your annuity payments will be the Surrender Value. If this Contract is issued in New York, the amount applied to determine your annuity payments under clause (i) in the preceding sentence will be the Surrender Value but under (ii) above will be the greater of the Surrender Value or 100% of your Account Value.

Please retain this supplement for future reference.

For more information about the Funds, including the risks of investing, refer to each Fund’s Prospectus. For a Fund Prospectus, contact our offices in writing at National Integrity Life Insurance Company, P.O. Box 5720, Cincinnati, Ohio 45201-5720 or call us at 1-800-433-1778.
NI-79-17109-2212